UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 18, 2022

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Transition Matters

Derrick A. Jensen’s planned transition from his role as Chief Financial Officer and principal financial officer of Quanta Services, Inc. (“Quanta” or the “Company”) to Executive Vice President – Business Operations of the Company, as previously reported in a Current Report on Form 8-K filed by Quanta with the U.S. Securities and Exchange Commission (“SEC”) on May 5, 2022, became effective as of July 18, 2022. This transition was not associated with or attributable to any disagreement between Mr. Jensen and the Company or the Company’s independent auditor, including without limitation, any matter relating to the Company’s accounting principles or practices, financial statement disclosures, internal controls, management or operations.

Additionally, effective as of July 18, 2022, Jayshree S. Desai transitioned from her role as Chief Corporate Development Officer of the Company to Chief Financial Officer and principal financial officer of the Company. Ms. Desai, 50, served as the Company’s Chief Corporate Development Officer since January 2020. Further description of Ms. Desai’s experience is set forth in the Company’s definitive proxy statement for the Company’s 2022 annual meeting of stockholders, which was filed with the SEC on April 14, 2022 (the “Proxy Statement”).

The Company is party to an employment agreement with Ms. Desai on terms similar to the employment agreement entered into by the Company with Mr. Jensen, as further described in the Proxy Statement. In connection with her appointment, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved an adjustment to Ms. Desai’s compensation effective as of July 18, 2022, including an annual base salary of $600,000, as well as an annual incentive target amount equal to 100% of her annual base salary and a long-term incentive target amount equal to 250% of her annual base salary under the Company’s 2022 annual and long-term incentive plans for senior leadership, respectively, both of which are described in a Current Report on Form 8-K filed by Quanta with the SEC on March 8, 2022.

As an executive officer, Ms. Desai previously entered into an indemnity agreement on the same terms as the indemnity agreements entered into by the Company with its other executive officers, as further described in the Proxy Statement, and is entitled to participate in the Company’s nonqualified deferred compensation plan and other savings, retirement and benefit programs on the same terms generally applicable to other similarly situated officers. She is also eligible to receive coverage for herself and her dependents under the Company’s health insurance plan on the same terms generally applicable to other similarly situated executive officers and to receive reimbursement of certain business-related expenses incurred during her employment.

There are no arrangements or understandings between Ms. Desai and any other person pursuant to which she was selected as an executive officer. Ms. Desai has no family relationship with any director, executive officer, or other person nominated or chosen by the Company to become a director or executive officer. There are no transactions between Ms. Desai and the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are any such transactions currently proposed.

Appointment of Director to the Board

On July 18, 2022, pursuant to the authority granted to the Board by the Bylaws of the Company, as amended and restated, the Board increased the size of the Board from nine to ten directors and, upon the recommendation of the Governance and Nominating Committee of the Board, elected R. Scott Rowe to serve as a director, filling the vacancy created by such increase. Mr. Rowe will serve as a director until the Company’s next annual meeting of stockholders or until his earlier resignation or removal or when a successor is duly elected and qualified. Mr. Rowe has not been appointed to any committees of the Board.

Mr. Rowe will be compensated according to the terms of the Company’s current non-employee director compensation program and has entered into the Company’s standard indemnification agreement for directors and officers. A description of the Company’s non-employee director compensation program and the standard indemnification agreement are set forth in the Proxy Statement.

There are no arrangements or understandings between Mr. Rowe and any other person pursuant to which he was appointed as a director, and there are no transactions in which Mr. Rowe has an interest that require disclosure under Item 404(a) of Regulation S-K, promulgated under the Exchange Act, nor are any such transactions currently proposed.

Item 7.01	Regulation FD Disclosure.

On July 18, 2022, the Company issued a press release announcing the appointment of Mr. Rowe to the Board. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated July 18, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2022	Quanta Services, Inc.

	By:	/s/ Donald C. Wayne
	Name:	Donald C. Wayne
	Title:	Executive Vice President and General Counsel